SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Rule 14a-12

TRANSAMERICA SERIES TRUST

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

TRANSAMERICA SERIES TRUST

Transamerica JPMorgan Enhanced Index VP

1801 California Street, Suite 5200

Denver, Colorado 80202

August 6, 2024

Dear Holder:

A special meeting of holders (the “Holders”) investing in Transamerica JPMorgan Enhanced Index VP (the “Portfolio”), a series of Transamerica Series Trust, including those holders investing through a variable life insurance policy or variable annuity contract, will be held at the offices of Transamerica Asset Management, Inc. (“TAM”), 1801 California Street, Suite 5200, Denver, CO 80202, on September 17, 2024 at 2:00 p.m. (Mountain Time) (the “Special Meeting”).

At the Special Meeting, you are being asked to vote on the following proposal:

Approve the Portfolio’s use of the “manager of managers” exemptive order. Holders of the Portfolio are being asked to approve the Portfolio’s use of the manager of managers exemptive order, which will allow TAM, the Portfolio’s investment manager, to enter into and materially amend sub-advisory agreements with respect to the Portfolio in the future without Holder approval, subject to prior approval by the Portfolio’s Board of Trustees.

We are seeking your approval of the proposal through the enclosed proxy statement, which we invite you to review closely.

Importantly, after careful consideration, the Board of Trustees of the Portfolio has considered the proposal and has determined it is in the best interest of the Portfolio, and unanimously recommends that you vote “FOR” the proposal. However, before you vote, please read the full text of the proxy statement for an explanation of the proposal with respect to the Portfolio.

Holders of record of the Portfolio as of the close of business on May 24, 2024 are entitled to vote at the Special Meeting and any adjournments or postponements thereof. Whether or not you plan to attend the meeting and regardless of the size of the interest you hold, your vote is very important to us. Please vote today.

Voting is quick and easy. You may vote by telephone, via the internet or by simply completing and signing the enclosed proxy card (your ballot) and mailing it in the accompanying postage-paid return envelope.

If you have any questions, please call Transamerica Series Trust at 1-800-851-9777.

Sincerely,

/s/ Marijn P. Smit
Marijn P. Smit
Chairman of the Board of Trustees, President and Chief Executive Officer

IMPORTANT INFORMATION FOR HOLDERS

Please read the full text of the enclosed proxy statement.

Below is a brief overview of the proposal to be voted on. Your vote is important.

QUESTIONS AND ANSWERS

Q.	Why am I receiving this proxy statement?

A.

As a holder (each, a “Holder”) who invests in Transamerica JPMorgan Enhanced Index VP (the “Portfolio”), a series of Transamerica Series Trust (the “Trust”), including those holders investing through a variable annuity contract or variable life insurance policy, you are being asked to vote “FOR” the following proposal. The proposal has been approved by the Board of Trustees of the Trust.

The special meeting of the Portfolio (“Special Meeting”) will be held at the offices of Transamerica Asset Management, Inc. (“TAM”), 1801 California Street, Suite 5200, Denver, CO 80202, on September 17, 2024 at 2:00 p.m. (Mountain Time).

The Portfolio is sold to separate accounts of Transamerica Life Insurance Company and Transamerica Financial Life Insurance Company (collectively, the “Insurance Companies”) to fund benefits under variable life policies or variable annuity contracts. The Insurance Companies each offer Holders the opportunity to invest in the Portfolio through their respective products. The Portfolio is also offered as an investment option for certain asset allocation series of the Trust.

Holders of the Portfolio are being asked to approve the Portfolio’s use of the manager of managers exemptive order, which will allow TAM, the Portfolio’s investment manager, to enter into and materially amend sub-advisory agreements with respect to the Portfolio in the future without holder approval, subject to prior approval by the Portfolio’s Board of Trustees (the “Board”).

Q.	Why am I being asked to vote on this proposal?

A.

You are being asked to vote as a Holder of the Portfolio. The enclosed proxy statement and proxy card identify the proposal you are being asked to approve. Your Portfolio’s Board has approved the proposal, believes the proposal is in Holders’ best interests and recommends you vote “FOR” the proposal for the Portfolio.

Q.	Will my vote make a difference?

A.

Your vote is very important and can make a difference in the governance of the Portfolio, no matter the size of the interests you hold. Your vote can help ensure that the proposal recommended by the Portfolio’s Board can be implemented. We encourage all Holders to participate in the governance of the Portfolio, which participation could include voting against a proposal recommended by the Board.

Q.	Who is paying for the preparation, printing and mailing of the proxy statement and solicitation of proxies?

A.	The cost of preparing, printing and mailing the proxy statement and soliciting proxies will be borne by the Insurance Companies, and not the Portfolio.

Q.	Who do I call if I have questions?

A.	If you need more information, or have any questions about the proposal or voting, please call EQ Fund Solutions, the Portfolio’s proxy solicitor, at (800) 967-7510.

Q.	How do I vote my interests?

A.

You can provide voting instructions by telephone by calling the toll-free number on the enclosed proxy card, or by computer by going to the internet address provided on the proxy card and following the instructions, using your proxy card as a guide. Alternatively, you can vote your shares or interests by signing and dating the enclosed proxy card and mailing it in the enclosed postage-paid envelope. You can also attend the Special Meeting and vote in person. However, even if you intend to do so, we encourage you to provide voting instructions by one of the methods described above.

I

TRANSAMERICA SERIES TRUST

Transamerica JPMorgan Enhanced Index VP

1801 California Street, Suite 5200

Denver, CO 80202

NOTICE OF SPECIAL MEETING OF HOLDERS

Scheduled to be Held on September 17, 2024

Please take notice that a special meeting of holders (the “Holders”) investing in Transamerica JPMorgan Enhanced Index VP (the “Portfolio”), a series of Transamerica Series Trust (the “Trust”), including those holders investing through a variable life insurance policy or variable annuity contract, will be held at the offices of Transamerica Asset Management, Inc. (“TAM”), 1801 California Street, Suite 5200, Denver, CO 80202, on September 17, 2024 at 2:00 p.m. (Mountain Time) (the “Special Meeting”), to consider and vote on the following proposals:

I.	To approve the Portfolio’s use of the “manager of managers” exemptive order available to TAM; and

II.	To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

After careful consideration of the proposals, the Board of Trustees of the Trust approved and recommends that Holders vote “FOR” the proposals.

Holders of record of the Portfolio at the close of business on May 24, 2024 are entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof.

By Order of the Board,

/s/ Dennis P. Gallagher
Dennis P. Gallagher
Chief Legal Officer and Secretary
August 6, 2024

HOLDERS ARE INVITED TO ATTEND THE SPECIAL MEETING IN PERSON. HOWEVER, YOU MAY VOTE PRIOR TO THE SPECIAL MEETING BY TELEPHONE, VIA THE INTERNET OR BY RETURNING YOUR COMPLETED PROXY CARD. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

The proxy materials will be available to review at: https://vote.proxyonline.com/transamerica/docs.

KINDLY VOTE YOUR INTERESTS USING ONE OF FOUR CONVENIENT METHODS: (A) BY CALLING THE TOLL-FREE NUMBER AS DESCRIBED IN THE ENCLOSED PROXY CARD; (B) BY ACCESSING THE INTERNET WEBSITE AS DESCRIBED IN THE ENCLOSED PROXY CARD; (C) BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE; OR (D) BY VOTING YOUR SHARES IN PERSON AT THE SPECIAL MEETING. IF YOU EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE CALL (800) 967-7510.

II

TRANSAMERICA SERIES TRUST

Transamerica JPMorgan Enhanced Index VP

1801 California Street, Suite 5200

Denver, CO 80202

PROXY STATEMENT

Introduction

This proxy statement (“Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” and each member, a “Board Member”) of Transamerica JPMorgan Enhanced Index VP, a series of Transamerica Series Trust (“Trust”) (the “Portfolio”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The proxy is being solicited for use at a special meeting of holders (the “Holders”) investing in the Portfolio to be held at the offices of Transamerica Asset Management, Inc. (“TAM”), 1801 California Street, Suite 5200, Denver, CO 80202, on September 17, 2024 at 2:00 p.m. (Mountain Time) (the “Special Meeting”) and at any and all adjournments or postponements of the Special Meeting. The Special Meeting for the Portfolio is being held for the purpose set forth in the accompanying Notice of Special Meeting of Holders. This Proxy Statement is being sent to Holders of the Portfolio on or about August 8, 2024.

The Trust is organized as a Delaware statutory trust. The Portfolio is offered to variable annuity and variable life insurance separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies and to certain asset allocation portfolios. The only shareholders of the Portfolio are the insurance company separate accounts and the asset allocation portfolios. As a Holder invested in the Portfolio through an insurance company separate account, you are being asked to give instructions to your insurance company as to how to vote on your behalf. Holders are not shareholders of the Portfolio, but for ease of reference shareholders and Holders are sometimes collectively referred to in this Proxy Statement as “Holders” or “shareholders,” and the interests that they hold in insurance company separate accounts that in turn invest in the Portfolio are sometimes referred to as “interests” or “shares.”

In certain cases, for ease of comprehension, the term “Portfolio” is used in this Proxy Statement where it may be more precise to refer to the Trust of which the Portfolio is a series.

You are being asked to vote at the Special Meeting of the Portfolio as of the close of business on May 24, 2024 (the “Record Date”). Each Holder of record of the Portfolio at the close of business on the Record Date is entitled to one vote for each dollar, and a fractional vote for each fraction of a dollar, of net asset value of the Portfolio represented by the Holder’s interests in the Portfolio. The net assets and total number of shares of the Portfolio outstanding and the net asset value per share of the Portfolio at the close of business on the Record Date were as follows:

Transamerica JPMorgan Enhanced Index VP

Class	Net Assets ($)	Total Shares Outstanding	Net Asset Value Per Share
Initial	$2,955,525,905.84	110,011,665.11	$26.87
Service	$145,722,494.77	5,464,850.67	$26.67

Please sign, date and return the proxy card, or if you prefer to provide voting instructions by telephone or over the internet, please vote on the proposals with respect to the Portfolio. If you vote by telephone or over the internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card. This code is designed to confirm your identity, provide access to the voting sites and confirm that your voting instructions are properly recorded.

All properly executed proxies received prior to the Portfolio’s Special Meeting will be voted at that Special Meeting. On the matters coming before the Special Meeting as to which a Holder has specified a choice on that Holder’s proxy, the Holder’s shares will be voted accordingly. If a proxy is properly executed and returned and no choice is specified with respect to a proposal, the shares will be voted “FOR” the proposal. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Special Meeting.

Holders who execute proxies or provide voting instructions by telephone, mail, or the internet may revoke them with respect to any or all proposals at any time before a vote is taken on a proposal at a Special Meeting by filing with the Portfolio a written notice of revocation (addressed to the Secretary at the principal executive offices of the Portfolio at the address above), by delivering a duly executed proxy bearing a later date or by attending and voting at the Special Meeting, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending a Special Meeting, however, will not revoke any previously executed proxy. If you hold your shares through a bank or other intermediary or if you are the holder of a variable annuity contract or variable life insurance policy

(as discussed below), please consult your bank or intermediary or your participating insurance company regarding your ability to revoke voting instructions after such instructions have been provided.

Quorum, Vote Required and Manner of Voting Proxies

Quorum

A quorum of Holders of the Portfolio is required to take action at the Portfolio’s Special Meeting. For the purposes of taking action on Proposal I, Holders entitled to vote and present at the Special Meeting or by proxy representing at least thirty percent (30%) of the voting power of the Portfolio shall constitute a quorum at the Special Meeting.

Votes cast at the Special Meeting will be tabulated by the inspectors of election appointed for the Special Meeting. The inspectors of election will determine whether or not a quorum is present at the Special Meeting. The inspectors of election will treat abstentions as present for purposes of determining a quorum.

In the absence of a quorum, the Special Meeting may be adjourned by the motion of the person presiding at the Special Meeting. If a quorum is present but sufficient votes to approve a proposal are not received, the Special Meeting may be adjourned by the affirmative vote of a majority of the shares present at the Special Meeting or represented by proxy at the Special Meeting. The persons named as proxies may, at their discretion, vote those proxies in favor of an adjournment of a Special Meeting, including an adjournment of the Special Meeting to permit further solicitation of proxies with respect to any proposal if they determine that adjournment and further solicitation are reasonable and in the best interests of Holders. A vote may be taken on any proposal prior to any such adjournment if sufficient votes have been received.

Vote Required

Proposal I. The approval of Proposal I requires the vote of a “majority of the outstanding voting securities” of the Portfolio within the meaning of the 1940 Act, which is defined as the affirmative vote of the lesser of (a) 67% or more of the voting power of the voting securities of the Portfolio that are present or represented by proxy at the Special Meeting if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Portfolio are present or represented by proxy, or (b) more than 50% of the voting power of the outstanding securities of the Portfolio. Both classes of shares of the Portfolio vote together for the purposes of Proposal I. The following table shows how Portfolio shares will be treated for the purposes of quorum and voting requirements.

Shares	Quorum	Voting

In General	All shares “present” at the meeting or by proxy are counted toward a quorum.	Shares “present” at the meeting will be voted at the meeting. Shares present by proxy will be voted in accordance with instructions.

Signed Proxy with No-Voting Instruction	Considered “present” at the meeting for purposes of quorum.	Voted “for” the proposal.

Vote to Abstain	Considered “present” at the meeting for purposes of quorum.	Abstentions do not count as a vote “for” a proposal and have the same effect as a vote “against” a proposal.

Manner of Voting

Interests of the Portfolio are not offered directly to the public but are sold only to (1) insurance companies and their separate accounts as the underlying investment medium for Holders as owners of variable annuity contracts and variable life policies (collectively, the “Policies”), and (2) certain asset allocation portfolios that are series of the Trust (the “Asset Allocation Portfolios”). As such, Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company (“TFLIC,” and together with TLIC, the “Insurance Companies”) and the Asset Allocation Portfolios are the only shareholders of the investment portfolios offered by the Trust. The Insurance Companies each offer the opportunity to invest in the Portfolio through their respective products.

The Insurance Companies will vote shares held by these separate accounts in a manner consistent with voting instructions timely received from the Holders of the Policies used to fund the accounts.

The Insurance Companies will use proportional voting to vote shares held by separate accounts for which no timely instructions are received from the Holders of the Policies. The Insurance Companies do not require that a minimum number of owners of the Policies submit voting instructions before the Insurance Companies will vote the shares of the Portfolio held by their separate accounts at the Special Meeting. As a result, a small number of Holders of the Policies could determine how the Insurance Companies vote, if other Holders fail to vote. In addition, TAM, the Insurance Companies and their affiliates will use proportional voting to vote any shares held by TAM, the Insurance Companies or their affiliates for their own accounts.

A signed proxy card or other authorization by a Holder that does not specify how the Holder’s interest should be voted on a proposal will be deemed an instruction to vote such shares in favor of the proposal.

Proxy voting authority with respect to the Portfolio’s shares held by the applicable Asset Allocation Portfolios is retained by TAM. Consistent with TAM’s Proxy Voting Policies and Procedures, TAM will vote the shares of the Portfolio held by the relevant Asset Allocation Portfolios in accordance with the recommendation from the Board of those Asset Allocation Portfolios (which is the same Board as the Board of the Portfolio). The Board of Trustees has recommended that shares of the Portfolio held by those Asset Allocation Portfolios be voted in favor of Proposal I. Therefore, in accordance with this recommendation, shares of the Portfolio held by the relevant Asset Allocation Portfolios will be voted in favor of the proposal. As of the Record Date, the Portfolio had net assets, with amounts of those net assets attributable to the relevant Asset Allocation Portfolios, collectively, as shown below. The applicable Asset Allocation Portfolios held approximately 82% of the voting power of the outstanding voting securities of the Portfolio as of the Record Date and, as a result, absent a change in circumstance, Proposal I is expected to be approved by the Portfolio.

Portfolio	Net Assets	Net Assets Attributable to the relevant Asset Allocation Portfolios (collectively)
Transamerica JPMorgan Enhanced Index VP	$3,101,248,400.61	$2,545,045,162.72

If you need more information or have any questions about the proposal or voting, please call the Portfolio’s proxy solicitor, EQ Fund Solutions at (800) 967-7510.

Revoking Proxies

Each Holder signing and returning a proxy has the power to revoke it at any time before it is exercised:

•	By filing a written notice of revocation with the Secretary of the Trust;

•	By returning a duly executed proxy bearing a later date;

•	By voting by telephone or over the Internet at a later date; or

•	By attending a Special Meeting and voting at the meeting and giving oral notice of revocation to the chairman of the meeting.

However, attendance at the Special Meeting, by itself, will not revoke a previously executed and returned proxy.

If a Holder holds Portfolio shares through a bank or other intermediary, the bank or intermediary should be consulted regarding the holder’s ability to revoke voting instructions after such instructions have been provided.

BACKGROUND

TAM, a Florida corporation located at 1801 California Street, Suite 5200, Denver, CO 80202, serves as investment manager for the Portfolio. The Trust has entered into an Investment Management Agreement (“Management Agreement”), on behalf of the Portfolio, with TAM. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio. The Board last approved the Portfolio’s Management Agreement on June 12-13, 2024.

TAM is directly owned by TLIC (77%) and AUSA Holding, LLC (“AUSA”) (23%), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon N.V., a Netherlands corporation) and a publicly traded international insurance group.

For the Portfolio, TAM currently acts as a “manager of managers” and hires investment sub-advisers to furnish investment advice and recommendations, and has entered into a sub-advisory agreement with the Portfolio’s sub-adviser. TAM has received a manager of managers exemptive order from the Securities and Exchange Commission (the “SEC”) (Release IC- 23379 dated August 5, 1998) (the “Manager of Managers Order”). That exemptive order permits TAM, subject to certain conditions, and without the approval of shareholders, to employ a new unaffiliated sub-adviser pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser, and materially change the terms of any sub-advisory agreement.

Following the issuance of the Manager of Managers Order and initial authorization by shareholders of the Portfolio to rely on the Manager of Managers Order, the Portfolio received assets in a fund substitution transaction on August 18, 2017 pursuant to a SEC substitution order obtained by TLIC, TFLIC and Transamerica Advisors Life Insurance Company (“TALIC”) (TALIC merged into TLIC in 2019) on April 19, 2017. The Portfolio received additional assets in two fund substitutions carried out on May 1, 2024 without obtaining a substitution order in reliance on the Commission Statement on Insurance Product Fund Substitution Applications, Release No. IC-34199 (Feb. 23, 2021). The three fund substitutions are shown in Appendix A. A fund substitution transaction results in assets previously invested in one fund being redeemed and invested in a different fund. The funds replaced in the fund substitution transactions had not previously approved operating under a manager of managers structure. As a condition of each substitution transaction, TLIC, TFLIC and TALIC represented that they would not change the Portfolio’s sub-adviser without first obtaining shareholder approval of the sub-adviser change or the parties continued ability to rely on the Manager of Managers Order. As a result, the Portfolio, as a replacement fund in fund substitutions, is unable to rely upon the Manager of Managers Order until such time that the Portfolio obtains shareholder approval to do so. Proposal I seeks such shareholder approval.

PROPOSAL I

APPROVAL OF THE USE OF THE MANAGER OF MANAGERS ORDER

Transamerica JPMorgan Enhanced Income VP

At the Special Meeting, the Holders of the Portfolio will be asked to approve the use of the Manager of Managers Order with respect to the Portfolio. This would permit TAM in the future to enter into and materially amend sub-advisory agreements with respect to the Portfolio without seeking shareholder approval. TAM currently acts as a “manager of managers” and hires investment sub-advisers to furnish investment advice and recommendations with respect to the Portfolio.

Following the issuance of the Manager of Managers Order and initial authorization by shareholders of the Portfolio to rely on the Managers Order, the Portfolio received assets in fund substitutions, as discussed above in the “Background” section of the Proxy Statement. As a condition of each fund substitution, TLIC, TFLIC and TALIC, as applicable, represented that they would not change the Portfolio’s sub-adviser without first obtaining shareholder approval of the sub-adviser change or the parties continued ability to rely on the Manager of Managers Order. As a result, the Portfolio, as a replacement fund in a fund substitution, is unable to rely upon the Manager of Managers Order until such time that the Portfolio obtains a new shareholder approval of the Manager of Managers Order.

In general, Section 15(c) of the 1940 Act requires that an investment company must first obtain shareholder approval prior to retaining a new sub-adviser or making material changes to an existing sub-advisory agreement. The Manager of Managers Order permits the Trust and TAM to enter into a new sub-advisory agreement with an unaffiliated sub-adviser and materially change the terms of any sub-advisory agreement, subject to the Board’s approval, including approval by a majority of the Independent Board Members, but without requiring approval from the Portfolio’s shareholders. The Portfolio’s Holders are being asked to approve reliance on the Manager of Managers Order with respect to the Portfolio. Approval of this Proposal could help the Portfolio avoid unnecessary proxy and related costs and provide the Portfolio with additional flexibility to achieve its investment objective and strategies.

The process to proxy shareholders to obtain their approval of a new sub-advisory arrangement can take several months and increase Portfolio expenses. This could prevent or delay a sub-adviser change that TAM and the Board consider to be in the best interests of the Portfolio. Any new sub-advisory agreement, or material change to an existing sub-advisory agreement, will continue to be subject to Board review and approval. TAM will monitor the performance of any sub-adviser hired on an ongoing basis.

If the Holders of the Portfolio do not approve the use of the Manager of Managers Order, then Proposal I will not be implemented and TAM will continue to need to obtain approval from holders prior to entering into or materially amending sub-advisory agreements and the Portfolio will incur proxy and related costs.

Evaluation by the Board

The Board initially approved the application to the SEC for the Manager of Managers Order prior to the submission of that application. At an in-person meeting held on September 20-21, 2023, the Board, including the Independent Board Members, considered and unanimously re-approved TAM’s use of the Manager of Managers Order with respect to the Portfolio and determined to seek Holder approval of the same.

In evaluating the Manager of Managers Order, the Board considered various factors, including:

●

The Board’s own experience since the date of the Manager of Managers Order with the Trust’s Manager of Managers structure and with evaluating and approving the Portfolio’s sub-adviser(s) and sub-advisory agreement(s);

●

The Manager of Managers Order would enable TAM and the Board to act more quickly, and with less expense to the Portfolio, in appointing new sub-advisers when TAM and the Board believe that such appointment would be in the best interests of the Portfolio and its Holders;

●

TAM will continue to (a) set the Portfolio’s investment objective and strategies; (b) monitor and evaluate the performance of the Portfolio’s sub-adviser(s); and (c) implement procedures reasonably designed to ensure that the sub-adviser(s) comply with the Portfolio’s investment objectives, policies and restrictions; and

●	No sub-adviser could be appointed, or have its contract materially amended, without the Board’s approval and involvement.

Your Board unanimously recommends that you vote “FOR” the approval of the Portfolio’s reliance on the Manager of Managers Order.

OTHER BUSINESS

The Board Members do not know of any matters to be presented at the Special Meeting other than those set forth in this Proxy Statement. If other business should properly come before a Special Meeting, including any questions as to an adjournment or postponement of such meeting of Holders, any such matter will be voted in accordance with the judgment of the persons named in the accompanying proxy card.

ADDITIONAL INFORMATION

Transfer Agent and Principal Underwriter

Transamerica Fund Services, Inc. (“TFS”), the transfer agent of the Portfolio, is located at 1801 California Street, Suite 5200, Denver, CO 80202. TFS has outsourced the provision of certain transfer agency services to SS&C Global Investor & Distribution Solutions, Inc., located at 2000 Crown Colony Drive, Quincy, MA 02169. The distributor of the Portfolio is Transamerica Capital, Inc. (“TCI”), located at 1801 California Street, Suite 5200, Denver, CO 80202. TAM, TFS and TCI are all affiliated due to their common ultimate ownership by Aegon, Ltd.

Custodian

State Street Bank & Trust Company, located at One Congress Street, Boston, MA 02114, serves as the Portfolio’s custodian.

Annual and Semi-Annual Reports

Holders of the Portfolio can find important information about the Portfolio in the Portfolio’s annual report dated December 31, 2023, which has been previously provided to Holders. You may obtain copies of annual and semi-annual reports without charge by writing to the Portfolio’s transfer agent at the address shown below or by calling 1-800-851-9777.

Transamerica Fund Services Inc.

P.O. Box 219945

Kansas City, MO 64121-9945

Proxy Solicitation

The solicitation of proxies will be principally conducted by sending this Proxy Statement to Holders beginning on or about August 8, 2024. Solicitations also may be made by telephone and/or online by representatives of the Portfolio, regular employees of TAM or its affiliate(s), or EQ Fund Solutions, a private proxy services firm. It is anticipated that the estimated solicitation costs, including retaining EQ Fund Solutions, will be approximately $22,835 to $25,435. If we have not received your vote as the date of the Special Meeting approaches, you may receive a call from these parties to ask for your vote. Arrangements will be made with brokerage houses and custodians, nominees and fiduciaries to forward proxies and proxy materials to their clients.

EQ Fund Solutions will provide mailing, solicitation and tabulation services in order to reach quorum and the required vote for the Portfolio’s proposal by the Special Meeting Date or any adjournment thereof. The services will include: (i) designing proxy ballots and reminder letters; (ii) processing shareholder data to determine solicitation strategies and efficiencies; (iii) printing and mailing the Proxy Statement to record date shareholders; (iv) inserting and mailing proxy materials to record date shareholders who request them; (v) providing internet and touchtone voting services to secure votes from Holders; (vi) scanning return proxy cards; (vii) providing solicitation analysis and consultation before and during solicitation period to maximize voting returns; (viii) daily reporting of solicitation results, as applicable; and (ix) providing final meeting reports and affidavits.

The cost of the Special Meeting, including the preparation and distribution of the Proxy Statement and the solicitation of proxies, including reimbursement to brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies, will be borne by the Insurance Companies and not the Portfolio.

Principal Holders

As of May 24, 2024, the outstanding shares of the Portfolio were as follows:

Transamerica JPMorgan Enhanced Index VP

Class	Total Shares Outstanding
Initial	110,011,665.11
Service	5,464,850.67

To the knowledge of the Trust, as of May 24, 2024, the Board Members and officers of the Trust, individually and as a group, owned beneficially less than 1% of the outstanding shares of the Portfolio.

As of May 24, 2024, the persons listed in Appendix B owned of record 5% or more of the shares of the Portfolio indicated in Appendix B.

Holder Communications to the Board

Holders may mail written communications to the Portfolio’s Board, addressed to the care of the Secretary of the Portfolio, at the address of the Portfolio. Each Holder communication must (i) be in writing and be signed by the Holder, and (ii) identify the full name of the Portfolio. The Secretary is responsible for collecting, reviewing and organizing all properly submitted Holder communications. Except as provided below, with respect to each properly submitted Holder communication, the Secretary will either (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting, or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a Holder communication should not be provided to the Board because the communication, among other things, (i) does not reasonably relate to the Portfolio or its operations, management, activities, policies, service providers, Board, officers, Holders or other matters relating to an investment in the Portfolio, or (ii) is ministerial in nature (such as a request for Portfolio literature, share data or financial information).

Holders Sharing the Same Address

As permitted by law, the Portfolio will deliver only one copy of this Proxy Statement to Holders residing at the same address, unless such Holders have notified the Portfolio of their desire to receive multiple copies of the Holder reports and proxy statements the Portfolio sends. If you would like to receive an additional copy, please contact the Portfolio by writing to the address shown on the front page of this Proxy Statement or by calling 1-800-851-9777. The Portfolio will then promptly deliver, upon request, a separate copy of this Proxy Statement to any Holder residing at an address to which only one copy was mailed. Holders wishing to receive separate copies of the Portfolio’s Holder reports and proxy statements in the future, and Holders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated. Copies of the proxy materials are also available at: https://vote.proxyonline.com/transamerica/docs.

Holder Proposals

The Portfolio is not required to and does not intend to hold regular annual meetings of Holders. Holders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting (if any) should send their written proposals to Dennis P. Gallagher, Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

Proposals relating to Portfolio must be received a reasonable time prior to the date of a meeting of holders of the Portfolio to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. A holder proposal may be presented at a meeting of holders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law and other governing instruments.

Fiscal Year

The fiscal year end of the Portfolio is December 31.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Special Meeting. However, if other matters are properly presented to a Special Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Portfolio.

A list of Holders entitled to be present and to vote at the Special Meeting will be available at the offices of the Portfolio, 1801 California Street, Suite 5200, Denver, CO 80202 for inspection by any Holder during regular business hours beginning ten days prior to the date of the Special Meeting.

Adjournment

Failure of a quorum to be present at a Special Meeting will necessitate adjournment. The persons named in the enclosed proxy may also move for an adjournment of a Special Meeting if a quorum is present but sufficient votes have not been received to approve a proposal, or for any other reason consistent with applicable law and the Trust’s Declaration of Trust, Charter and By-Laws, including to allow for the further solicitation of proxies. Under the Trust’s By-Laws, in the absence of a quorum, a Special Meeting may be adjourned by the motion of the person presiding at the Special Meeting. If a quorum is present but sufficient votes to approve a proposal are not received, a Special Meeting may be adjourned by the affirmative vote of a majority of the shares present in person or represented by proxy at the Special Meeting. Any adjournment may be made with respect to any business which might have been transacted at such meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Special Meeting of Holders prior to adjournment.

Information about the Portfolio

The Portfolio is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information have been filed by the Portfolio and may be obtained upon payment of a duplication fee or by electronic request at the following e-mail address, publicinfo@sec.gov. Reports and other information about the Portfolio are also available on the SEC’s Internet site at http://www.sec.gov/. To obtain a copy of this Proxy Statement or other information about the Portfolio, without charge, or to request other information or make other inquiries about the Portfolio, call 1-800-851-9777 or write to the Trust, 1801 California Street, Suite 5200, Denver, CO 80202, or visit the website at http://www.transamericaseriestrust.com/.

Please submit your voting instructions promptly by signing and dating the enclosed proxy card and returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to similarly provide voting instructions by telephone or by the Internet.

By Order of the Board,

/s/ Dennis P. Gallagher
Dennis P. Gallagher
Chief Legal Officer and Secretary

August 6, 2024

Appendix A

Fund Substitution Transactions

Replacement Fund	Existing Fund	Effective Date
Transamerica JPMorgan Enhanced Index VP	Pioneer Fund VCT Portfolio (Class II Shares)	8/18/2017
Transamerica JPMorgan Enhanced Index VP	Invesco V.I. Core Equity Fund (Series I)	5/1/2024
Transamerica JPMorgan Enhanced Index VP	BlackRock Capital Appreciation V.I. Fund (Class I)	5/1/2024

A-1

Appendix B

5% and 25% Interest Ownership

To the knowledge of the Trust, as of May 24, 2024, the following persons owned beneficially or of record 5% or more of a class of outstanding shares of the Portfolio:

Name & Address	Portfolio Name	Class	Shares	Percent of Class Owned
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica JPMorgan Enhanced Index VP	Initial	35,805,781.834	32.55%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica JPMorgan Enhanced Index VP	Initial	30,438,600.633	27.67%
Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica JPMorgan Enhanced Index VP	Initial	14,379,938.543	13.07%
Transamerica Blackrock Tactical Allocation VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica JPMorgan Enhanced Index VP	Initial	12,957,896.606	11.78%
TCM Division Transamerica Life Insurance Company Separate Acct A 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Enhanced Index VP	Initial	5,806,670.417	5.28%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Enhanced Index VP	Initial	5,616,379.183	5.11%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Enhanced Index VP	Service	4,732,473.076	86.54%

B-1

Name & Address	Portfolio Name	Class	Shares	Percent of Class Owned
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Enhanced Index VP	Service	541,491.986	9.90%

Any Holder who holds beneficially 25% or more of a Portfolio may be deemed to control the Portfolio until such time as such investor holds beneficially less than 25% of the outstanding shares of the Portfolio. Any Holder controlling a Portfolio may be able to determine the outcome of issues that are submitted to Holder for vote and may be able to take action regarding the Portfolio without the consent or approval of other Holders.

To the knowledge of the Trust, as of May 24, 2024, the following persons held beneficially 25% or more of the outstanding shares of the Portfolio:

Name & Address	Portfolio Name	Shares	Percentage of Portfolio Owned
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica JPMorgan Enhanced Index VP	35,805,781.834	31.02%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica JPMorgan Enhanced Index VP	30,438,600.633	26.37%

B-2

Proxy Card

VOTER PROFILE:

Voter ID: XXXXXXXX Security ID:  XXXXXXXXX

Shares to Vote:    Household ID:  000000000

**please call the phone number to the right for more information

VOTE REGISTERED TO:

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

VOTER CONTROL NUMBER: XXXX XXXX XXXX

Vote by Internet:

Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code.

Vote by Phone:

Call (888) 227-9349 for automated touch-tone service or the number below to speak with a representative.

(800) 967-7510 Toll Free

Vote by Mail:

Complete the reverse side of this proxy card and return it in the envelope provided.

USPS Postage-Paid Envelope

TRANSAMERICA JPMORGAN ENHANCED INDEX VP

a series of Transamerica Series Trust

PROXY FOR A SPECIAL MEETING OF HOLDERS TO BE HELD ON

SEPTEMBER 17, 2024

The undersigned, revoking previous proxies, hereby appoints Marijn P. Smit and Dennis P. Gallagher, each of them, as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of the above-mentioned fund (the “Portfolio”), which the undersigned is entitled to vote at a Special Meeting of Holders (the “Special Meeting”) of the Portfolio to be held at the offices of Transamerica Asset Management, Inc. (“TAM”), 1801 California Street, Suite 5200, Denver, CO 80202 on September 17, 2024 at 2:00 p.m. Mountain Time, and at any adjournments or postponements thereof. This proxy shall be voted as described in the Proxy Statement and as specified on the reverse side. In their discretion, the proxies may vote with respect to all other matters which may properly come before the Special Meeting and any adjournment or postponements thereof. Receipt of the Notice of Special Meeting and the accompanying Proxy Statement is hereby acknowledged.

Do you have questions? If you have any questions about how to vote your proxy or about the Special Meeting in general, please call toll-free (800) 870-0126. Representatives are available to assist you Monday through Friday, 9:00 a.m. to 10:00 p.m. Eastern Time.

The Notice of the Special Meeting and Proxy Statement are available at: vote.proxyonline.com/transamerica/docs

TRANSAMERICA JPMORGAN ENHANCED INDEX VP

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTER(S) WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND(S) AND TO YOU AS A FUND HOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED BELOW. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE APPLICABLE PROPOSAL(S) DETAILED BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

AFTER CAREFUL CONSIDERATION OF EACH PROPOSAL, THE BOARD OF TRUSTEES OF THE TRUST APPROVED AND RECOMMENDS THAT HOLDERS VOTE “FOR” THE APPLICABLE PROPOSAL(S).

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE FOLLOWING:

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example:

PROPOSAL:		FOR	AGAINST	ABSTAIN

1.	To approve the Portfolio’s use of the manager of managers exemptive order available to Transamerica Asset Management, Inc.

To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE PAID ENVELOPE OR VOTING USING THE OTHER CONVENIENT METHODS DETAILED ON THE FRONT SIDE OF THIS CARD.

THANK YOU FOR CASTING YOUR VOTE

Voter ID:	BAR CODE	CUSIP:

Voting Instruction Card

VOTER PROFILE:

Voter ID: XXXXXXXX  Security ID:  XXXXXXXXX

Shares to Vote:     Household ID:  000000000

**please call the phone number to the right for more information

VOTE REGISTERED TO:

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

VOTER CONTROL NUMBER: XXXX XXXX XXXX

Vote by Internet:

Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code.

Vote by Phone:

Call (888) 227-9349 for automated touch-tone service or the number below to speak with a representative.

(800) 967-7510 Toll Free

Vote by Mail:

Complete the reverse side of this proxy card and return it in the envelope provided.

USPS Postage-Paid Envelope

TRANSAMERICA JPMORGAN ENHANCED INDEX VP

a series of Transamerica Series Trust

INSURANCE COMPANY NAME PRINTS HERE

PROXY FOR A SPECIAL MEETING OF HOLDERS TO BE HELD ON SEPTEMBER 17, 2024

The undersigned, revoking any previously executed voting instruction cards attributable to his or her variable contract, hereby instructs the above-named Insurance Company, with full power of substitution, to vote as directed all shares of the Portfolio listed above that are attributable to the undersigned’s participation in the variable contract as of May 24, 2024, at the Special Meeting of Holders (the “Special Meeting”) to be held at the offices of Transamerica Asset Management, Inc. (“TAM”), 1801 California Street, Suite 5200, Denver, CO 80202 at 2:00 p.m., Mountain time on September 17, 2024, including any postponements or adjournments thereof, upon the matters set forth on the reverse side and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE ABOVE-REFERENCED INSURANCE COMPANY, ON BEHALF OF THE FUND. The Voting Instruction Card will be voted as specified by the undersigned. If no specification is made, the Voting Instruction Card shall be voted in accordance with the Trustees’ recommendations set forth in the Proxy Statement. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

Do you have questions? If you have any questions about how to vote your proxy or about the Special Meeting in general, please call toll-free (800) 870-0126. Representatives are available to assist you Monday through Friday, 9:00 a.m. to 10:00 p.m. Eastern Time.

TRANSAMERICA JPMORGAN ENHANCED INDEX VP

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD. If joint owners, EITHER may sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE

EVERY POLICYOWNER’S VOTING INSTRUCTIONS ARE IMPORTANT!

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS VOTING INSTRUCTION CARD BELOW, MARK ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF HOLDERS TO BE HELD ON SEPTEMBER 17, 2024. The proxy statement and the accompanying Notice of Special Meeting of Holders are available at:

https://vote.proxyonline.com/Transamerica/docs/JPMEnhancedIndex.pdf

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE FOLLOWING:

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example:

PROPOSAL:		FOR	AGAINST	ABSTAIN

1.	To approve the Portfolio’s use of the manager of managers exemptive order available to Transamerica Asset Management, Inc.

To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

PLEASE VOTE ALL YOUR VOTING INSTRUCTION CARDS IF YOU RECEIVED MORE THAN ONE YOUR VOTING INSTRUCTION CARD DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN IT IS SIGNED AND DATED.

PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE PAID ENVELOPE OR VOTING USING THE OTHER CONVENIENT METHODS DETAILED ON THE FRONT SIDE OF THIS CARD.

THANK YOU FOR CASTING YOUR VOTE

Voter ID:	BAR CODE	CUSIP: